UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-04316

MIDAS FUND, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Midas Fund, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 9/30/11

Item 1.  Schedule of Investments
MIDAS FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2011
(Unaudited)
Common Stocks (119.22%)
Shares		Cost	Value
	Major Precious Metals Producers (46.07%)
100,000	AngloGold Ashanti Ltd. ADR (a)	$4,479,423	$4,136,000
45,000	BHP Billiton Ltd. (b)	4,323,573	2,989,800
120,000	Freeport-McMoRan Copper & Gold Inc. (a)	5,054,576	3,654,000
190,000	Goldcorp Inc. (a)	9,416,419	8,671,600
170,000	Impala Platinum Holdings Ltd. (a)	5,222,169	3,473,336
319,369	Kinross Gold Corp. (a)	6,409,617	4,720,274
100,757	Newcrest Mining Ltd. (b)	2,220,548	3,337,317
100,000	Newmont Mining Corp. (a)	5,940,870	6,290,000
		43,067,195	37,272,327

	Intermediate Precious Metals Producers (30.97%)
350,000	African Barrick Gold plc	3,061,809	2,739,785
275,400	Centerra Gold Inc. (a)	2,833,774	5,156,234
325,000	Eldorado Gold Corp. Ltd. (a)	5,655,700	5,570,500
200,000	IAMGOLD Corp. (a) (c)	3,671,460	3,956,000
575,000	Northam Platinum Ltd. (b)	1,552,969	2,359,624
30,000	Randgold Resources Ltd. ADR (b)	2,403,978	2,901,600
300,000	Silvercorp Metals, Inc. (a)	1,941,191	2,373,000
		21,120,881	25,056,743

	Junior Precious Metals Producers (27.50%)
200,000	Alamos Gold Inc. (a)	2,506,500	3,022,888
135,000	Aurizon Mines Ltd. (b) (c)	797,837	684,450
2,100,000	Avocet Mining PLC	3,548,756	7,450,579
600,000	CGA Mining Ltd. (c)	895,814	1,347,344
1,000,000	Great Basin Gold Ltd. (b) (c)	2,816,753	1,690,034
175,000	HudBay Minerals Inc.	2,861,250	1,671,250
1,000,000	Jaguar Mining, Inc. (b) (c)	4,985,273	4,699,966
1,145,001	Resolute Mining Ltd. (c)	1,438,257	1,685,936
		19,850,440	22,252,447

	Exploration and Project Development Companies (13.47%)
250,000	Corvus Gold Inc. (b) (c)	290,236	124,754
85,000	Detour Gold Corp. (a) (c)	1,266,311	2,226,860
500,000	Geomark Exploration Ltd. (c)	174,406	383,859
500,000	International Tower Hill Mines Ltd. (b) (c)	2,657,727	2,520,000
12,000	Ivanhoe Mines Ltd. (b) (c)	214,541	164,400
188,495	Ivanplats Ltd. (c) (d)	0	113,097
500,000	Northern Dynasty Minerals Ltd. (b) (c)	6,315,719	2,680,000
1,500,000	Platinum Group Metals Ltd. (b) (c)	3,159,430	1,545,000
1,000,000	Romarco Minerals Inc. (c)	1,998,208	1,141,980
		16,076,578	10,899,950

	Other Natural Resources Companies (1.21%)
445,000	Forsys Metals Corp. (c)	2,112,344	237,452
550,000	Mercator Minerals Ltd. (b) (c)	2,891,248	738,928
		5,003,592	976,380

Total common stocks		105,118,686	96,457,847

Warrants (0.21%) (c)
Units

142,900	Kinross Gold Corp., expiring 9/03/13	577,052	153,589
7,150	Kinross Gold Corp., expiring 9/17/14 (b)	-	16,742

Total warrants		577,052	170,331

Bullion Ounces (0.02%) (c)
10	Gold	9,643	16,225

Securities held as Collateral on Loaned Securities (19.65%)
15,483,934	State Street Navigator Securities Lending Prime Portfolio	15,483,934	15,483,934
417,802	U.S. Government and U.S. Government Agency .80% - 1.00% due 11/28/11 - 1/10/13	417,918	417,918
		15,901,852	15,901,852

Total investments (139.10%)		$121,607,233	112,546,255

Liabilities in excess of other assets (-39.10%)			(31,634,617)

Net assets (100.00%)			$80,911,638

(a) Fully or partially pledged as collateral on bank credit facility. As of September 30, 2011, the value of investments pledged as collateral was $49,279,462.

(b) All or a portion of this security was on loan. As of September 30, 2011, the value of securities and related collateral outstanding was $15,187,527 and $15,901,852, respectively.

(c) Non-income producing.

(d) Illiquid and/or restricted security that has been fair valued.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary markets is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Gold bullion is valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by Midas Management Corporation the Fund’s Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors, called “fair value pricing.”  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•
Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.

•	Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (common and preferred stock) - Equity securities traded on a national securities exchange or market generally are stated normally at the official closing price, last sales price or, if no sale has occurred, at the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities - Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$96,344,750	$-	$113,097	$96,457,847
Warrants	170,331	-	-	170,331
Bullion	16,225	-	-	16,225
Securities held as collateral on loaned securities	15,483,934	417,918	-	15,901,852
Total investments, at value	$112,015,240	$417,918	$113,097	$112,546,255

There were no transfers between level 1 and level 2 during the nine months ended September 30, 2011.

The following is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance at December 31, 2010	$0
Change in unrealized depreciation	113,097
Purchases or (sales)	-
Net realized gain (loss)	-
Transfers in or (out) of level 3	-
Balance at September 30, 2011	$113,097

Cost for Federal Income Tax Purposes
At September 30, 2011, for federal income tax purposes the aggregate cost of securities was $121,607,233 and net unrealized depreciation was $9,060,978, comprised of gross unrealized appreciation of $12,232,828 and gross unrealized depreciation of $21,293,806.

Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at September 30, 2011, were as follows:

	Acquisition
	Date	Cost	Value
Ivanplats Ltd.	4/30/97	$0	$113,097
Percent of net assets		0.0%	0.1%

Securities Lending
The Fund may lend its securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the returns on the investment of any cash received as collateral. The Fund receives as collateral cash, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash is invested in a money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan is retained by the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The value of loaned securities and related collateral outstanding at September 30, 2011 was $15,187,527 and $15,901,852, respectively.

Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities.  Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Midas Fund, Inc.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 29, 2011

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 29, 2011

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)